UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22092

Oppenheimer Global Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 1/31/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value

Common Stocks—99.6%

Consumer Discretionary—34.9%

Diversified Consumer Services—1.4%
Ascent Capital Group, Inc., Cl. A1	91,305	$6,532,873

Internet & Catalog Retail—5.0%
CDON Group AB1	1,579,404	6,601,769

Liberty Interactive Corp., Cl. A1	319,760	8,540,789

Rakuten, Inc.	471,103	7,749,813

		22,892,371

Media—22.3%
AMC Networks, Inc., Cl. A1	170,530	10,988,953

Global Mediacom Tbk PT	37,360,000	5,612,338

Grupo Televisa SAB, Sponsored ADR	257,750	7,490,215

Liberty Global plc, Cl. A1	119,180	9,526,057

Madison Square Garden Co. (The), Cl. A1	206,980	12,011,049

News Corp., Cl. A1	264,712	4,224,804

Scripps Networks Interactive, Inc., Cl. A	134,200	9,732,184

Twenty-First Century Fox, Inc., Cl. A	410,480	13,061,474

Viacom, Inc., Cl. B	207,670	17,049,707

Zee Entertainment Enterprises Ltd.	1,618,811	6,895,662

ZON OPTIMUS SGPS SA	794,359	5,313,853

		101,906,296

Specialty Retail—1.0%
L’Occitane International SA	2,445,250	4,843,134

Textiles, Apparel & Luxury Goods—5.2%
Christian Dior SA	76,050	13,901,973

lululemon athletica, Inc.[1]	88,650	4,050,418

LVMH Moet Hennessy Louis Vuitton SA	32,570	5,794,618

		23,747,009

Consumer Staples—11.7%

Beverages—4.6%
Diageo plc	267,697	7,987,144

Monster Beverage Corp.[1]	71,620	4,862,998

Pernod-Ricard SA	78,860	8,459,555

		21,309,697

Food Products—3.7%
Kaveri Seed Co. Ltd.	945,295	6,342,767

KWS Saat AG	19,575	6,580,469

Labixiaoxin Snacks Group Ltd.	6,012,000	3,856,088

		16,779,324

Tobacco—3.4%
Swedish Match AB	532,536	15,598,343

Financials—20.9%

Capital Markets—7.0%
Credit Suisse Group AG1	512,568	15,443,130

Deutsche Bank AG	108,634	5,254,321

UBS AG1	577,480	11,433,951

		32,131,402

  1    OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks—3.9%
Banco Bilbao Vizcaya Argentaria SA	349,415	$4,174,435

BNP Paribas SA	90,920	7,019,496

ICICI Bank Ltd., Sponsored ADR	105,000	3,377,850

IndusInd Bank Ltd.	500,011	2,995,153

		17,566,934

Diversified Financial Services—6.1%
Bank of America Corp.	616,893	10,332,958

Citigroup, Inc.	348,330	16,521,292

Investment AB Kinnevik, Cl. B	28,854	1,131,293

		27,985,543

Insurance—3.9%
Assured Guaranty Ltd.	608,413	12,867,935

MBIA, Inc.[1]	445,440	4,873,114

		17,741,049

Industrials—1.9%

Machinery—1.9%
Arcam AB1	122,860	5,299,595

Navistar International Corp.[1]	111,773	3,444,844

		8,744,439

Information Technology—14.2%

Internet Software & Services—11.2%
Baidu, Inc., Sponsored ADR[1]	67,280	10,529,320

Blinkx plc[1]	7,368,600	15,481,158

eBay, Inc.[1]	227,798	12,118,854

Google, Inc., Cl. A1	8,090	9,554,047

Yandex NV, Cl. A1	90,360	3,320,730

		51,004,109

IT Services—1.7%
Wirecard AG	178,914	7,813,014

Software—1.3%
Guidance Software, Inc.[1]	552,850	5,965,252

Materials—5.6%

Chemicals—5.6%
Chr. Hansen Holding AS	183,957	7,108,236

Fuchs Petrolub AG, Preference	19,700	1,775,717

Monsanto Co.	68,390	7,286,955

Syngenta AG	26,875	9,522,805

		25,693,713

Telecommunication Services—8.4%

Diversified Telecommunication Services—0.7%
Jazztel plc[1]	265,000	3,257,043

Wireless Telecommunication Services—7.7%
KDDI Corp.	60,600	3,331,907

Millicom International Cellular SA, SDR	105,797	10,277,184

  2    OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Wireless Telecommunication Services (Continued)

Sistema JSFC, Sponsored GDR	52,200	$1,407,265

SoftBank Corp.	53,800	3,902,984

Telephone & Data Systems, Inc.	458,340	12,384,347

Tower Bersama Infrastructure Tbk PT	7,783,000	3,952,060

		35,255,747

Utilities—2.0%

Gas Utilities—2.0%
National Fuel Gas Co.	119,740	9,023,606

Total Common Stocks
(Cost $410,412,038)		455,790,898

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3]
(Cost $3,271,198)	3,271,198	3,271,198

Total Investments, at Value (Cost $413,683,236)	100.3%	459,062,096

Liabilities in Excess of Other Assets	(0.3)	(1,417,385)

Net Assets	100.0%	$457,644,711

Footnotes to Statement of Investments
1. Non-income producing security.
2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	2,537,943	121,625,689	120,892,434	3,271,198
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$3,271,198	$3,531
3. Rate shown is the 7-day yield as of January 31, 2014.

  3    OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$204,175,289	44.5%
Sweden	38,908,185	8.5
Switzerland	36,399,886	7.9
France	35,175,643	7.7
United Kingdom	23,468,302	5.1
Germany	21,423,519	4.7
India	19,611,432	4.3
Japan	14,984,704	3.3
China	14,385,408	3.1
Indonesia	9,564,398	2.1
Mexico	7,490,215	1.6
Spain	7,431,478	1.6
Denmark	7,108,236	1.5
Portugal	5,313,853	1.2
Luxembourg	4,843,134	1.0
Russia	4,727,995	1.0
Canada	4,050,419	0.9

Total	$459,062,096	100.0%

  4    OPPENHEIMER GLOBAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Global Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

 The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5    OPPENHEIMER GLOBAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

6    OPPENHEIMER GLOBAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER GLOBAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$103,208,523	$56,713,160	$—	$159,921,683
Consumer Staples	4,862,998	48,824,366	—	53,687,364
Financials	47,973,149	47,451,779	—	95,424,928
Industrials	3,444,844	5,299,595	—	8,744,439
Information Technology	41,488,203	23,294,172	—	64,782,375
Materials	7,286,955	18,406,758	—	25,693,713
Telecommunication Services	12,384,347	26,128,443	—	38,512,790
Utilities	9,023,606	—	—	9,023,606
Investment Company	3,271,198	—	—	3,271,198

Total Assets	$232,943,823	$226,118,273	$—	$459,062,096

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(6,131,384)	$6,131,384
Consumer Staples	(10,905,395)	10,905,395
Financials	(4,582,246)	4,582,246
Information Technology	(6,705,800)	6,705,800
Materials	(2,615,597)	2,615,597
Telecommunication Services	(7,962,204)	7,962,204

Total Assets	$(38,902,626)	$38,902,626

* Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$414,029,109

Gross unrealized appreciation	$53,440,756
Gross unrealized depreciation	(8,407,769)

Net unrealized appreciation	$45,032,987

8    OPPENHEIMER GLOBAL VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 3/13/2014